                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME: Philip Services Corporation             Petition Date:      06/02/03

                                                   CASE NUMBER:  03-37718-H2-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:        NOVEMBER  YEAR:  2003

                                                             [In Thousands of Dollars]

            MONTH                        Jun - 2003    Jul - 2003    Aug - 2003    Sep - 2003    Oct - 2003    Nov - 2003
            -----                        ----------    ----------    ----------    ----------    ----------    ----------
REVENUES (MOR-6)                         $   63,454    $   60,467    $   61,836    $   64,857    $   72,168    $   62,417

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $    3,225    $   (2,624)   $   (3,222)   $     (239)   $    1,824    $   (3,257)

NET INCOME (LOSS) (MOR-6)                $   (7,680)   $   (6,507)   $   (7,033)   $   (1,959)   $   (1,690)   $   (7,195)

PAYMENTS TO INSIDERS (MOR-9)             $      363    $      333    $      391    $      337    $      369    $      252

PAYMENTS TO PROFESSIONALS (MOR-9)        $       --    $       10    $    1,071    $    1,526    $      549    $    2,897

TOTAL DISBURSEMENTS (MOR-7)              $   54,261    $   73,577    $   70,511    $   68,431    $   79,360    $   76,889


***The original of this document must be filed with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***


REQUIRED INSURANCE MAINTAINED                             EXP.
    AS OF SIGNATURE DATE                                  DATE
--------------------------------------------------  ---------------
CASUALTY                            YES (X) NO ( )     4    30   04
                                                    ----  ----  ---
LIABILITY                           YES (X) NO ( )     4    30   04
                                                    ----  ----  ---
VEHICLE                             YES (X) NO ( )     4    30   04
                                                    ----  ----  ---
WORKER'S                            YES (X) NO ( )     4    30   04
                                                    ----  ----  ---
OTHER:                              YES (X) NO ( )    11    30   04
                                                    ----  ----  ---

ATTORNEY NAME:                      John F. Higgins IV
FIRM:                               Porter & Hedges, L.L.P.
ADDRESS:                            700 Louisiana
ADDRESS:                            Suite 3500
CITY, STATE ZIP:                    Houston, TX 77002-2764
TELEPHONE:                          713-226-0648

                                                                    CIRCLE ONE

Are all accounts receivable being collected within terms?            YES   NO X

Are all post-petition liabilities, including taxes, being
paid within terms?                                                   YES   NO X

Have any pre-petition liabilities been paid? YES X  NO   If so, describe
PRE-PETITION LIABILITIES WHICH WERE APPROVED FOR PAYMENT BY THE COURT (I.E., EMPLOYEES REIMBURSEMENTS, CRITICAL VENDORS, ETC.) WERE PAID.

Are all funds received being deposited into DIP bank accounts? YES   NO X  If
so, describe FOUR "NON-DIP" LOCK-BOX ACCOUNTS (WELLS-FARGO OWNED) ALSO RECEIVE CASH DEPOSITS

Were any assets disposed of outside the normal course of business?   YES    NO X

If so, describe _______________________________________________________________

Are all U.S. Trustee Quarterly Fee Payments Current?                 YES X  NO

What is the status of your Plan of Reorganization? PLAN WAS FILED ON SEPTEMBER 19, 2003 AND CONFIRMED ON DECEMBER 10, 2003.


                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED   /s/ MICHAEL TAFF
                                             ----------------------------------
                                                    (ORIGINAL SIGNATURE)

                                    TITLE    V.P. & Controller
                                             ----------------------------------


MOR-1

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11


                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]


                                                    FILING DATE
ASSETS                                              JUNE 2, 2003      JUN - 2003       JUL - 2003       AUG - 2003
------                                              ------------     ------------     ------------     ------------
CURRENT ASSETS:
          Cash                                      $     16,851     $     17,693     $     13,408     $     18,885
          Restricted Cash:  Wells-Fargo Foothill          14,860           41,896           53,714           39,713
          Accounts Receivable, Net                       166,223          142,840          133,111          140,573
          Inventory: Lower of Cost or Market              23,253           20,153           20,746           22,648
          Other                                           43,233           39,448           39,670           43,255
TOTAL CURRENT ASSETS                                     264,420          262,030          260,649          265,074
                                                    ============     ============     ============     ============
Property, Plant and Equipment at Cost                    266,624          268,749          269,424          269,909
Less: Accumulated Depreciation                           (91,313)         (93,752)         (96,085)         (98,355)
Net Book Value of Property, Plant and Equipment          175,311          174,997          173,339          171,554
                                                    ============     ============     ============     ============
Other Long-Term Assets                                    22,015           21,824           21,667           24,242
TOTAL ASSETS                                        $    461,746     $    458,851     $    455,655     $    460,870
                                                    ============     ============     ============     ============



ASSETS                                               SEP - 2003       OCT - 2003       NOV - 2003
------                                              ------------     ------------     ------------
CURRENT ASSETS:
          Cash                                      $      8,889     $     12,589     $     10,685
          Restricted Cash:  Wells-Fargo Foothill          51,698           42,126           35,126
          Accounts Receivable, Net                       127,977          135,639          138,369
          Inventory: Lower of Cost or Market              25,457           31,072           32,357
          Other                                           47,893           50,071           51,042
TOTAL CURRENT ASSETS                                     261,914          271,497          267,579
                                                    ============     ============     ============
Property, Plant and Equipment at Cost                    266,941          267,123          266,874
Less: Accumulated Depreciation                           (99,081)        (101,034)        (102,807)
Net Book Value of Property, Plant and Equipment          167,860          166,089          164,067
                                                    ============     ============     ============
Other Long-Term Assets                                    23,031           22,717           22,423
TOTAL ASSETS                                        $    452,805     $    460,303     $    454,069
                                                    ============     ============     ============



MOR-2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                                                             FILING DATE
LIABILITIES AND OWNER'S EQUITY                                               JUNE 2, 2003      JUN - 2003       JUL - 2003
------------------------------                                               ------------     ------------     ------------
LIABILITIES:
          POST-PETITION LIABILITIES (MOR-4)                                  $         --     $     53,207     $     62,584
                                                                             ------------     ------------     ------------
          PRE-PETITION LIABILITIES:
              Secured Term Note Payable                                           170,905          170,905          170,905
              Secured PIK Notes Payable                                           137,027          137,027          137,027
              Unsecured PIK Notes Payable                                          51,003           51,178           51,178
              Revolver Note Payable                                                50,282           50,282           50,282
              Other Notes Payable                                                   5,334            5,136            5,136
              Intercompany Notes Receivable with Non-Filed Entities               (50,878)         (50,878)         (50,878)
              Trade Accounts Payable                                               73,028           61,045           60,934
              Other Accrued Liabilities                                           141,466          105,092           99,094
                                                                             ------------     ------------     ------------
          PRE-PETITION LIABILITIES                                                578,167          529,787          523,678
                                                                             ------------     ------------     ------------
TOTAL LIABILITIES                                                                 578,167          582,994          586,262
                                                                             ============     ============     ============
STOCKHOLDER'S EQUITY (DEFICIT):
          Capital Stock                                                           122,827          122,833          122,838
          Pre-Petition Retained Deficit and Wholly-Owned Subsidiary Stock        (239,248)        (239,248)        (239,248)
          Post-Petition Change in Foreign Currency Translation                         --              (48)             (10)
          Post-Petition Retained Earnings / (Loss)                                     --           (7,680)         (14,187)
                                                                             ------------     ------------     ------------
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)                                           (116,421)        (124,143)        (130,607)
                                                                             ------------     ------------     ------------
TOTAL LIABILITIES & OWNER'S EQUITY                                                461,746          458,851          455,655
                                                                             ============     ============     ============


LIABILITIES AND OWNER'S EQUITY                                               AUG - 2003       SEP - 2003       OCT - 2003
------------------------------                                              ------------     ------------     ------------
LIABILITIES:
          POST-PETITION LIABILITIES (MOR-4)                                 $     80,711     $     76,910     $     90,816
                                                                            ------------     ------------     ------------
          PRE-PETITION LIABILITIES:
              Secured Term Note Payable                                          170,905          170,905          170,905
              Secured PIK Notes Payable                                          137,027          137,027          137,027
              Unsecured PIK Notes Payable                                         51,178           51,178           51,178
              Revolver Note Payable                                               50,282           51,668           52,947
              Other Notes Payable                                                  3,617            3,617            3,617
              Intercompany Notes Receivable with Non-Filed Entities              (50,878)         (50,878)         (50,878)
              Trade Accounts Payable                                              58,194           56,986           53,790
              Other Accrued Liabilities                                           97,515           95,015           92,373
                                                                            ------------     ------------     ------------
          PRE-PETITION LIABILITIES                                               517,840          515,518          510,959
                                                                            ------------     ------------     ------------
TOTAL LIABILITIES                                                                598,551          592,428          601,775
                                                                            ============     ============     ============
STOCKHOLDER'S EQUITY (DEFICIT):
          Capital Stock                                                          122,842          122,847          122,852
          Pre-Petition Retained Deficit and Wholly-Owned Subsidiary Stock       (239,248)        (239,248)        (239,248)
          Post-Petition Change in Foreign Currency Translation                       (55)             (43)            (207)
          Post-Petition Retained Earnings / (Loss)                               (21,220)         (23,179)         (24,869)
                                                                            ------------     ------------     ------------
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)                                          (137,681)        (139,623)        (141,472)
                                                                            ------------     ------------     ------------
TOTAL LIABILITIES & OWNER'S EQUITY                                               460,870          452,805          460,303
                                                                            ============     ============     ============


LIABILITIES AND OWNER'S EQUITY                                               NOV - 2003
------------------------------                                              ------------
LIABILITIES:
          POST-PETITION LIABILITIES (MOR-4)                                 $     93,774
                                                                            ------------
          PRE-PETITION LIABILITIES:
              Secured Term Note Payable                                          170,905
              Secured PIK Notes Payable                                          137,027
              Unsecured PIK Notes Payable                                         51,178
              Revolver Note Payable                                               52,947
              Other Notes Payable                                                  3,617
              Intercompany Notes Receivable with Non-Filed Entities              (50,878)
              Trade Accounts Payable                                              53,150
              Other Accrued Liabilities                                           90,861
                                                                            ------------
          PRE-PETITION LIABILITIES                                               508,807
                                                                            ------------
TOTAL LIABILITIES                                                                602,581
                                                                            ============
STOCKHOLDER'S EQUITY (DEFICIT):
          Capital Stock                                                          122,852
          Pre-Petition Retained Deficit and Wholly-Owned Subsidiary Stock       (239,248)
          Post-Petition Change in Foreign Currency Translation                       (52)
          Post-Petition Retained Earnings / (Loss)                               (32,064)
                                                                            ------------
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)                                          (148,512)
                                                                            ------------
TOTAL LIABILITIES & OWNER'S EQUITY                                               454,069
                                                                            ============



MOR-3

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      SCHEDULE OF POST-PETITION LIABILITIES
                            [In Thousands of Dollars]


                                          JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003
                                          ----------   ----------   ----------   ----------   ----------   ----------

Trade Accounts Payable (a)                $   18,132   $   16,291   $   23,544   $   24,007   $   27,032   $   28,387
Bank Indebtedness                              5,453       10,220       14,631        8,942       11,132        8,325
Accrued Liabilities                           22,521       26,004       29,575       31,246       34,836       38,072
Intercompany Payable / (Receivable)            7,101       10,069       12,961       12,715       10,816        9,990
Secured Debt Post-Petition                        --           --           --           --        7,000        9,000
                                          ----------   ----------   ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)   $   53,207   $   62,584   $   80,711   $   76,910   $   90,816   $   93,774
                                          ==========   ==========   ==========   ==========   ==========   ==========

(a) Trade accounts payable also includes manually accrued accounts payable invoices.


MOR-4

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                          AGING OF ACCOUNTS RECEIVABLE
                            [In Thousands of Dollars]

                          AGING OF ACCOUNTS RECEIVABLE

          MONTH                   JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003      NOV-03
          -----                   ----------    ----------    ----------    ----------    ----------    ----------

0-30                              $   86,389    $   77,562    $   79,677    $   79,965    $   81,189    $   85,921
31-60                                 28,754        23,352        21,825        13,654        19,140        17,220
61-90                                 12,698        14,532        14,091         8,433         6,326         7,564
91 +                                  33,347        35,329        42,625        42,671        45,702        44,029
                                  ----------    ----------    ----------    ----------    ----------    ----------
Gross Trade Accounts Receivable      161,188       150,775       158,218       144,723       152,357    $  154,734
Less: Bad Debt Reserve               (18,348)      (17,664)      (17,645)      (16,746)      (16,718)      (16,365)
                                  ----------    ----------    ----------    ----------    ----------    ----------
Accounts Receivable, net          $  142,840    $  133,111    $  140,573    $  127,977    $  135,639    $  138,369
                                  ==========    ==========    ==========    ==========    ==========    ==========





MOR-5

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                           STATEMENT OF INCOME (LOSS)
                            [In Thousands of Dollars]


                                                                                                                        FILING TO
           MONTH                         JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003      DATE
           -----                         ----------   ----------   ----------   ----------   ----------   ----------   ----------

REVENUES (MOR-1)                         $   63,454   $   60,467   $   61,836   $   64,857   $   72,168   $   62,417   $  385,199
TOTAL COST OF REVENUES                       54,120       54,036       54,479       55,779       61,185       55,967      335,566
GROSS PROFIT                             $    9,334   $    6,431   $    7,357   $    9,078   $   10,983   $    6,450   $   49,633
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
OPERATING EXPENSES:
  Selling & Marketing                    $    1,351   $    1,504   $    1,467   $    1,454   $    1,470   $    1,262   $    8,508
  General & Administrative                    1,586        4,720        5,793        4,795        4,387        4,313       25,594
  Professional Fees                           3,172        2,831        3,319        3,068        3,302        4,132       19,824
  Other (attach list)                            --           --           --           --           --           --           --

TOTAL OPERATING EXPENSE                  $    6,109   $    9,055   $   10,579   $    9,317   $    9,159   $    9,707   $   53,926
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCOME BEFORE INT, DEPR/TAX (MOR-1)      $    3,225   $   (2,624)  $   (3,222)  $     (239)  $    1,824   $   (3,257)  $   (4,293)
INTEREST EXPENSE                              1,254        1,077        1,096        1,504        1,344        1,565        7,840
DEPRECIATION                                  2,393        2,371        2,355        2,344        2,339        2,362       14,164
OTHER (INCOME) EXPENSES (a)                    (390)        (387)        (609)        (376)        (476)        (289)      (2,527)
DISCONTINUED OPERATIONS (INCOME) / LOSS       7,710          857          892       (2,292)         244          233        7,644
TOTAL INT, DEPR & OTHER ITEMS            $   10,967   $    3,918   $    3,734   $    1,180   $    3,451   $    3,871   $   27,121
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET INCOME BEFORE TAXES                  $   (7,742)  $   (6,542)  $   (6,956)  $   (1,419)  $   (1,627)  $   (7,128)  $  (31,414)
INCOME TAXES (BENEFIT)                          (62)         (35)          77          540           63           67          650
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET INCOME (LOSS) (MOR-1)                $   (7,680)  $   (6,507)  $   (7,033)  $   (1,959)  $   (1,690)  $   (7,195)  $  (32,064)
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========

   (a) PRINCIPALLY COMPRISED OF INTERCOMPANY INTEREST INCOME ON INTERCOMPANY NOTES RECEIVABLE FROM AFFILIATED NON-FILED CANADIAN ENTITIES OF THE COMPANY.





MOR-6

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 REPORT OF CASH RECEIPTS AND CASH DISBURSEMENTS
                                 [In Thousands]


CASH RECEIPTS AND                                                                                                   FILING
DISBURSEMENTS                        JUN - 2003   JUL - 2003  AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003    TO DATE
-----------------                    ----------   ----------  ----------   ----------   ----------   ----------   ----------
1.  CASH-BEGINNING OF MONTH          $   16,851   $   17,693  $   13,408   $   18,885   $    8,889   $   12,589   $   16,851
                                     ----------   ----------  ----------   ----------   ----------   ----------   ----------
RECEIPTS:
2.  Industrial Services Group            39,828       35,353      30,551       35,245       35,769       32,896      209,642
3.  PSD Group                             4,884        5,726       6,907        3,673        1,144          654       22,988
4.  Metals Group                         42,830       29,803      24,440       35,571       27,777       26,662      187,083
5.  Corporate / DIP Advances                 --           --          --           --           --        9,000        9,000
6.  Non Filed Entity Receipts             1,225        1,338       1,033          452           36           --        4,084
TOTAL RECEIPTS                           88,767       72,220      62,931       74,941       64,726       69,212      432,797
                                     ----------   ----------  ----------   ----------   ----------   ----------   ----------

DISBURSEMENTS:
7.  A/P DISBURSEMENTS:
8.  Industrial Services Group            10,880       20,386      18,200       15,674       20,725       15,154      101,019
9.  PSD Group                               867        1,178       1,749          170          132           40        4,136
10. Metals Group                         19,952       25,726      25,852       29,425       32,431       26,379      159,765
11. Corporate                             3,827        6,767       4,451        5,358        5,368       16,929       42,700
12. TOTAL A/P DISBURSEMENTS              35,526       54,057      50,252       50,627       58,656       58,502      307,620
13. PAYROLL DISBURSEMENTS:
14. Industrial Services Group            12,779       13,589      14,767       12,994       16,775       12,795       83,699
15. PSD Group                             2,501        2,096       1,631          611            3            5        6,847
16. Metals Group                          2,295        3,001       2,153        2,124        2,653        2,148       14,374
17. Corporate                             1,160          824         543          549          556          542        4,174
18. TOTAL PAYROLL DISBURSEMENTS          18,735       19,510      19,094       16,278       19,987       15,490      109,094
TOTAL DISBURSEMENTS FROM OPERATIONS      54,261       73,567      69,346       66,905       78,643       73,992      416,714
                                     ----------   ----------  ----------   ----------   ----------   ----------   ----------

19. PROFESSIONAL FEES                        --           10       1,071        1,526          549        2,897        6,053
20. U.S. TRUSTEE FEES                        --           --          94           --          168           --          262
21. OTHER REORGANIZATION EXPENSES
    (attach list)                            --           --          --                                                  --
                                     ----------   ----------  ----------   ----------   ----------   ----------   ----------
TOTAL DISBURSEMENTS                      54,261       73,577      70,511       68,431       79,360       76,889      423,029
                                     ----------   ----------  ----------   ----------   ----------   ----------   ----------
22. CLEARING INFLOWS (OUTFLOWS)          (5,952)       8,214        (904)      (8,100)       4,792       (1,245)      (3,195)
23. NET CASH FLOW                        28,554        6,857      (8,484)      (1,590)      (9,842)      (8,922)       6,573
24. RESTRICTED CASH DUE FROM WELLS
    FARGO FOOTHILL                       27,712       11,142     (13,961)       8,406      (13,542)      (7,018)      12,739
25. CASH - END OF MONTH (MOR-2)      $   17,693   $   13,408  $   18,885   $    8,889   $   12,589   $   10,685   $   10,685
                                     ==========   ==========  ==========   ==========   ==========   ==========   ==========


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 TOTAL DISBURSEMENTS - DETAILED BY LEGAL ENTITY
                                 [In Thousands]

     BANKRUPTCY
NO.      NO.          FEIN                     NAME OF DEBTOR                  JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003
---  ----------    ----------   ---------------------------------------------  ----------   ----------   ----------   ----------
 1     37718       98-0131394   Philip Services Corporation                    $      528   $    1,028   $      298   $    2,102
 2     37719       88-0315217   21st Enviro Mgmt (NV)                                 178          178          174           --
 3     37726       05-0476858   21st Enviro Mgmt (RI)                                  --           --           --          168
 4     37727       36-2999642   ACE/Allwaste of Indiana, Inc.                         136          193          259          193
 5     37728       58-1615191   Allwaste Tank Cleaning, Inc. E15                    1,163        2,358        2,262        2,015
 6     37729       63-1059703   Allworth, Inc.                                        103          151          162          161
 7     37731       91-0856173   BEI (WA), Inc.                                        892        3,187        3,168        2,946
 8     37733       58-1647392   Cappco Tubular Products, Inc.                          --           --           --           --
 9     37735       34-1659465   Chem Freight, Inc.                                     --           --           --           --
10     37736       65-0476480   Chem Pollution Control FL, Inc.                        79           90           35           80
11     37737       11-3202344   Chem Pollution Control - NY, Inc.                     110          122          136          128
12     37738       75-1730470   Chemical Reclamation Services, Inc.                   465          735          565          467
13     37739       34-1852236   Cousins Waste Control, Inc.                           331          420          449          335
14     37740       38-2263067   Cyano-Kem, Inc.                                        --           --           --           --
15     37741       72-0719253   Delta Maintenance, Inc.                                94          157          506           --
16     37742       25-1538512   D&L, Inc.                                              --           --           --           --
17     37743       72-0940971   International Catalysts, Inc.                         330          466          444          359
18     37744       61-1090856   Jesco, Inc.                                           198          231          220          151
19     37745       05-0436875   Northland Environmental, Inc.                         388          908          393          615
20     37746       38-2387251   Nortru, Inc.                                          782        1,230        1,295          918
21     37747       37-1021508   Philip Environmental Services Corp.                 1,400        2,450        1,199        1,745
22     37748       15-0433570   Philip Metals (USA), Inc.                              --           --           --           --
23     37749       76-0284668   Philip Reclamation Corp. Houston, Inc.                307          270          326          247
24     37750       42-1167435   Philip North Central, Inc.                            324          427          482          497
25     37751       95-3484009   Philip Transportation & Remediation, Inc.           1,330        1,515        1,357        1,511
26     37752       91-1420891   PSC Environmental Services, Inc.                       --           --          898           --
27     37753       31-1574374   PSC Metals, Inc.                                   22,247       28,727       28,005       28,162
28     37754       76-0303456   PSC Recovery Systems, Inc.                            187          416          354          403
29     37755       76-0474965   PSC Industrial Outsourcing, Inc.                   20,618       25,568       22,964       23,532
30     37756       98-0185025   PSC Industrial Services, Inc.                          --           --           --           --
31     37757       22-2301518   Republic Environmental Recycling
                                (New Jersey) Inc.                                      --           --           --           --
32     37758       23-2146567   Republic Environmental System
                                (Pennsylvania), Inc.                                  305          803          647        1,038
33     37759       52-2062642   Luntz Acquisition                                      --           --           --           --
34     37760       25-1509265   Republic Environmental System
                                (Transportation Group), Inc.                          120          239          106          162
35     37761       22-2713662   Republic Environmental System
                                (Technical Services Group), Inc.                       --           --           --           --
36     37762       91-1358675   Resource Recovery Corporation                           1            1            1            1
37     37763       95-2139931   Rho-Chem, Inc.                                        225          214          223          205
38     37764       52-2026970   RMF Global, Inc.                                      157          182          214          203
39     37765       38-2736173   RMF Industrial Contracting, Inc.                    1,154        1,214        3,276           --
40     37766       72-1285495   Serv-Tech EPC, Inc.                                    --           --           --           --
41     37768       72-0650854   Serv-Tech EPC Subsidiary, Inc.                         --           --           --           --
42     37769       43-1198595   Solvent Recovery Corp.                                 96           89           86           81
43     37770       23-2246990   Thermal-KEM, Inc.                                      12            6            7            6
44     37772       76-0109675   Total Refractory Systems, Inc.                         --           --           --           --
                                                                               ----------   ----------   ----------   ----------
                                TOTAL DISBURSEMENTS                            $   54,261   $   73,577   $   70,511   $   68,431
                                                                               ==========   ==========   ==========   ==========

     BANKRUPTCY                                                                                             FILING
NO.      NO.          FEIN                     NAME OF DEBTOR                  OCT - 2003   NOV - 2003     TO DATE
---  ----------    ----------   ---------------------------------------------  ----------   ----------   ----------
 1     37718       98-0131394   Philip Services Corporation                    $    2,244   $    2,584   $    8,784
 2     37719       88-0315217   21st Enviro Mgmt (NV)                                 264          179          973
 3     37726       05-0476858   21st Enviro Mgmt (RI)                                  --           --          168
 4     37727       36-2999642   ACE/Allwaste of Indiana, Inc.                         199          110        1,090
 5     37728       58-1615191   Allwaste Tank Cleaning, Inc. E15                    2,017        1,535       11,350
 6     37729       63-1059703   Allworth, Inc.                                        178          122          877
 7     37731       91-0856173   BEI (WA), Inc.                                      4,017        2,937       17,147
 8     37733       58-1647392   Cappco Tubular Products, Inc.                         781           60          841
 9     37735       34-1659465   Chem Freight, Inc.                                     --           --           --
10     37736       65-0476480   Chem Pollution Control FL, Inc.                       108           35          428
11     37737       11-3202344   Chem Pollution Control - NY, Inc.                     164          132          792
12     37738       75-1730470   Chemical Reclamation Services, Inc.                   652          321        3,205
13     37739       34-1852236   Cousins Waste Control, Inc.                           335          277        2,146
14     37740       38-2263067   Cyano-Kem, Inc.                                        --           --           --
15     37741       72-0719253   Delta Maintenance, Inc.                                --           --          757
16     37742       25-1538512   D&L, Inc.                                              --           --           --
17     37743       72-0940971   International Catalysts, Inc.                         707          472        2,778
18     37744       61-1090856   Jesco, Inc.                                           216          167        1,183
19     37745       05-0436875   Northland Environmental , Inc.                        573          472        3,349
20     37746       38-2387251   Nortru, Inc.                                        1,055          848        6,128
21     37747       37-1021508   Philip Environmental Services Corp.                 2,415        1,457       10,666
22     37748       15-0433570   Philip Metals (USA), Inc.                              --           --           --
23     37749       76-0284668   Philip Reclamation Corp. Houston, Inc.                293          240        1,683
24     37750       42-1167435   Philip North Central, Inc.                            525          384        2,640
25     37751       95-3484009   Philip Transportation & Remediation, Inc.           1,889        1,493        9,095
26     37752       91-1420891   PSC Environmental Services, Inc.                       --           --          898
27     37753       31-1574374   PSC Metals, Inc.                                   31,650       26,319      165,110
28     37754       76-0303456   PSC Recovery Systems, Inc.                            396          307        2,063
29     37755       76-0474965   PSC Industrial Outsourcing, Inc.                   26,917       35,358      154,957
30     37756       98-0185025   PSC Industrial Services, Inc.                          --           --           --
31     37757       22-2301518   Republic Environmental Recycling
                                (New Jersey) Inc.                                      --           --           --
32     37758       23-2146567   Republic Environmental System
                                (Pennsylvania), Inc.                                  606          453        3,853
33     37759       52-2062642   Luntz Acquisition                                      --           --           --
34     37760       25-1509265   Republic Environmental System
                                (Transportation Group), Inc.                          231          160        1,018
35     37761       22-2713662   Republic Environmental System
                                (Technical Services Group), Inc.                       --           --           --
36     37762       91-1358675   Resource Recovery Corporation                           3            5           12
37     37763       95-2139931   Rho-Chem, Inc.                                        325          213        1,406
38     37764       52-2026970   RMF Global, Inc.                                      249          177        1,182
39     37765       38-2736173   RMF Industrial Contracting, Inc.                      230           --        5,874
40     37766       72-1285495   Serv-Tech EPC, Inc.                                    --           --           --
41     37768       72-0650854   Serv-Tech EPC Subsidiary, Inc.                         --           --           --
42     37769       43-1198595   Solvent Recovery Corp.                                115           67          534
43     37770       23-2246990   Thermal-KEM, Inc.                                       6            5           42
44     37772       76-0109675   Total Refractory Systems, Inc.                         --           --           --
                                                                               ----------   ----------   ----------
                                TOTAL DISBURSEMENTS                            $   79,360   $   76,889   $  423,029
                                                                               ==========   ==========   ==========

MOR-7(a)

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                          BANK ACCOUNT RECONCILIATIONS
                            [In Thousands of Dollars]


                                 BOOK            BANK
                               BALANCE          BALANCE        DIFFERENCE
                             ------------     ------------    ------------
Industrial Services Group    $     (1,146)    $        601    $     (1,747)
Project Services Group               (181)              --            (181)
Metals Services Group              (3,277)             875          (4,152)
Corporate                          15,289            8,181           7,108
                             ------------     ------------    ------------
    Total Cash               $     10,685     $      9,657    $      1,028
                             ============     ============    ============



MOR-8

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                                 FILING TO
        PROFESSIONALS: NAME        JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003     DATE
        -------------------        ----------   ----------   ----------   ----------   ----------   ----------   ----------

 1 Sonnenschein, Nath, Rosenthal   $       --   $       --   $      687   $      843   $       --   $    1,317   $    2,847
 2 Porter & Hedges                         --           --          117          260           --          189          566
 3 Andrews & Kurth                         --           --          147          135           --          170          452
 4 Jeffries & Company                      --           --           --           --          203          242          445
 5 Ernst & Young LLP                       --           --           35           --           --          334          369
 6 KPMG LLP                                --           --           --          205           --          102          307
 7 Chanin Capital Partners                 --           --           73           --          215           --          288
 8 Stikeman Elliot                         --           --           --           --           --          252          252
 9 Logan & Company                         --           --           --           --           --          138          138
10 Barack Ferrazaazno Kirschbaum           --           --           --           21           36           75          132
11 Seyfarth Shaw                           --           --            9           45           69            8          131
12 Deloitte & Touche                       --           --           --           --           --           36           36
13 Van Ness Feldman                        --            8           --            8           18           --           34
14 Hodgson Orkin Post                      --           --           --           --           --           30           30
15 Anderson Kill & Olick P.C.              --           --           --            3           --            3            6
16 Brown McCarroll LLP                     --           --           --           --            5           --            5
17 Mayer, Brown, Rowe                      --           --           --            1            3            1            5
18 PriceWaterhouse Coopers                 --           --            2           --           --           --            2
19 Mark A. Oathout                         --           --           --            2           --           --            2
20 Blank Rom Comisky                       --           --           --            2           --           --            2
21 Dierker & Glassmeyer                    --            2           --           --           --           --            2
22 Honigman, Miller, Schwartz              --           --           --            1           --           --            1
23 Galloway, Johnson, Tompkins             --           --            1           --           --           --            1
                                   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)        $       --   $       10   $    1,071   $    1,526   $      549   $    2,897   $    6,053
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========

MOR-9   Page 1 of 2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]


                                                                                                       FILING TO
     INSIDERS: NAME      JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003      DATE
     --------------      ----------   ----------   ----------   ----------   ----------   ----------   ----------

 1 Donald Forlani        $       23   $       24   $       37   $       25   $       30   $       25   $      164
 2 Robert Millstone              25           22           32           24           22           22          147
 3 John Rent                     16           31           24           16           33           16          136
 4 Brian Recatto                 16           20           32           25           22           20          135
 5 Michael Ramirez               21           19           29           24           19           19          131
 6 Michael Taff                  32           14           19           13           32           13          123
 7 David Andrews                 30           12           20           12           30           12          116
 8 Robert Lewis                  30           12           17           15           30           12          116
 9 Douglas McSorley              13           25           19           18           27           13          115
10 Robert Knauss                 18           14           24           14           16           19          105
11 James Boggs                   12           12           20           15           19           16           94
12 Robert Card                   17           10           14           10           17           10           78
13 James Jacko                   10           15           13            8           15            8           69
14 Linda Bogdanovic               8           13           11            7           13            8           60
15 Michael Stineman               7           12           11            8           12            7           57
16 Phillip Thurston               7            9           14            9            9            9           57
17 Steve Forystek                 8            8           10            8           10            8           52
18 Gerald Francis                 6            6            9           15            6            6           48
19 Deborah Huston                 8            7           11            8            7            7           48
20 Felix Pardo                    7            3           --           14           --           --           24
21 James Lanclos                  7            8            8           --           --           --           23
22 Harold First                   6            3           --           13           --           --           22
23 Roger Sheidler                 6            8            8           --           --           --           22
24 Robert Mitchell                6            3           --           12           --           --           21
25 Jerry Leslie                   5            8            6           --           --           --           19
26 Edmund Frost                   4            3           --           12           --            2           21
27 Stanley Norman                 4            3           --           12           --           --           19
28 Vince Gentile                  8            5           --           --           --           --           13
29 Melissa Materna                3            4            3           --           --           --           10
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL INSIDERS (MOR-1)   $      363   $      333   $      391   $      337   $      369   $      252        2,045
                         ==========   ==========   ==========   ==========   ==========   ==========   ==========


MOR-9   Page 2 of 2